                                                                    Exhibit 99.1

                              LETTER OF TRANSMITTAL
                                       for
                            Tender of All Outstanding
                            6.9% Debentures due 2028
                                 in Exchange for
                            6.92% Debentures due 2028
                                       of
                        CINCINNATI FINANCIAL CORPORATION

     THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON _______ __, 2005 (THE "EXPIRATION DATE") UNLESS EXTENDED BY CINCINNATI FINANCIAL CORPORATION.

                  The Exchange Agent (the "Exchange Agent") is:

                    THE BANK OF NEW YORK TRUST COMPANY, N.A.

             For Delivery by Regular, Registered or Certified Mail;
                          Hand or Overnight Delivery:

                    The Bank of New York Trust Company, N.A.
                            101 Barclay Street 7 East
                               New York, NY 10286
                             Attention: Mr. Kin Lau

      By Facsimile Transmission (for Eligible Guarantor Institutions Only)

                                 (212) 298-1915
                             Attention: Mr. Kin Lau

                              For Information Call:

                                 (212) 815-3750
                             Attention: Mr. Kin Lau

                         For Confirmation by Telephone:

                                 (212) 815-3750
                             Attention: Mr. Kin Lau

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges receipt of the Prospectus dated ______ __, 2005 (the "Prospectus") of Cincinnati Financial Corporation (the "Company"), and this Letter of Transmittal (the "Letter of Transmittal"), which together describe the Company's offer (the "Exchange Offer") to exchange its 6.9% Debentures due 2028 (the "Old Debentures") for its 6.92% Debentures due 2028 (the "Exchange Debentures") from the holders thereof.

     Capitalized terms used but not defined herein shall have the same meaning given them in the Prospectus.

     YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

     The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

                             PLEASE READ THE ENTIRE

                    LETTER OF TRANSMITTAL AND THE PROSPECTUS

                    CAREFULLY BEFORE CHECKING ANY BOX BELOW.

     List below the Old Debentures to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and aggregate principal amounts should be listed on a separate signed schedule affixed hereto.

                 DESCRIPTION OF OLD DEBENTURES TENDERED HEREWITH

Name(s) and Address(es) of                             Aggregate Principal
   Registered Holder(s)                               Amount Represented by   Principal Amount
     (Please fill in)        Certificate Number(s)*      Old Debentures**        Tendered**
--------------------------   ----------------------   ---------------------   ----------------



                                                      Total

*    Need not be completed by book-entry holders.

** Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Old Debentures. See Instruction 2.

     Holders of Old Debentures whose Old Debentures are not immediately available or who cannot deliver all other required documents to the Exchange Agent prior to the Expiration Date or who cannot complete the procedures for book-entry transfer on a timely basis, must tender their Old Debentures according to the guaranteed delivery procedures set forth in the Prospectus.

     Unless the context otherwise requires, the term "holder" for purposes of this Letter of Transmittal means any person in whose name Old Debentures are registered or any other person who has obtained a properly completed bond power from the registered holder or any person whose Old Debentures are held of record by The Depository Trust Company ("DTC").

[ ] CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution(s)
                                 -----------------------------------------------

The Depository Trust Company Account Number
                                            ------------------------------------

Transaction Code Number
                        --------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD DEBENTURES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)
                             ---------------------------------------------------

Window Ticket Number (if any)
                              --------------------------------------------------

Name of Eligible Guarantor Institution that Guaranteed Delivery
                                                                ----------------

Date of Execution of Notice of Guaranteed Delivery
                                                   -----------------------------

If Delivered by Book-Entry Transfer
                                    --------------------------------------------

Name of Tendering Institution
                             ---------------------------------------------------

Account Number
               -----------------------------------------------------------------

Transaction Code Number
                        --------------------------------------------------------

[ ] CHECK HERE IF EXCHANGE DEBENTURES ARE TO BE DELIVERED TO PERSON OTHER THAN PERSON SIGNING THIS LETTER OF TRANSMITTAL:

Name
     ---------------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

[ ] CHECK HERE IF EXCHANGE DEBENTURES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

Name
     ---------------------------------------------------------------------------

Address
        ------------------------------------------------------------------------

     Subject to and effective upon the acceptance for exchange and exchange of Exchange Debentures for Old Debentures tendered by a letter of transmittal, by executing and delivering a letter of transmittal (or agreeing to the terms of a letter of transmittal pursuant to an agent's message), a tendering holder of Old
Debentures:

          - irrevocably sells, assigns and transfers to or upon our order all right, title and interest in and to, and all claims in respect of or arising or having arisen as a result of the holder's status as a holder of the tendered Old Debentures thereby;

          - waives any and all rights with respect to the Old Debentures including, without limitation, any and all rights of holders of Old Debentures may have to seek rescission of the Old Debentures and/or monetary damages on the basis of the uncertainty of Cincinnati Financial Corporation's status under the Investment Company Act 1940 as of May 26, 1998, the date the Old Debentures were issued;

          - releases and discharges us and the trustee with respect to the Old Debentures, from any and all claims such holder may have, now or in the future, arising out of or related to the Old Debentures;

          - represents and warrants that the Old Debentures tendered were owned as of the date of tender, free and clear of all liens, charges, claims, encumbrances, interests and restrictions of any kind;

          - designates an account number of a DTC participant in which the Exchange Debentures are to be credited; and

          - irrevocably appoints the exchange agent the true and lawful agent and attorney-in-fact of the holder with respect to any tendered Old Debentures, with full powers of substitution and revocation (such power of attorney being deemed to be an irrevocable power coupled with an interest) to cause the Old Debentures tendered to be assigned, transferred and exchanged in the exchange offer.

               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Old Debentures indicated above. Subject to, and effective upon, the acceptance for exchange of all or any portion of the Old Debentures tendered herewith in accordance with the terms and conditions of the Exchange Offer (including, if the Exchange Offer is extended or amended, the terms and conditions of any such extension or amendment), the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Debentures as are being tendered herewith. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company, in connection with the Exchange Offer) to cause the Old Debentures to be assigned, transferred and exchanged.

     The undersigned represents and warrants that it has full power and authority to tender, exchange, sell, assign and transfer the Old Debentures and to acquire Exchange Debentures issuable upon the exchange of such tendered Old Debentures, and that, when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Old Debentures, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the tendered Old Debentures or transfer ownership of such Old Debentures on the account books maintained by the book-entry transfer facility. The undersigned has read and agrees to all terms of the Exchange Offer.

     The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption "The Exchange Offer and the Rescission Offer - Certain Conditions to the Exchange Offer." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Old Debentures tendered hereby and, in such event, the Old Debentures not exchanged will be returned to the undersigned at the address shown below unless indicated otherwise above, promptly following the expiration or termination of the Exchange Offer. In addition, the Company may amend the Exchange Offer at any time prior to the Expiration Date if any of the conditions set forth under "The Exchange Offer and the Rescission Offer - Certain Conditions to the Exchange Offer" occur.

     The undersigned understands that tenders of Old Debentures pursuant to any one of the procedures described in the Prospectus and in the instructions attached hereto will, upon the Company's acceptance for exchange of such tendered Old Debentures, constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Exchange Offer. The undersigned recognizes that, under circumstances set forth in the Prospectus, the Company may not be required to accept for exchange any of the Old Debentures.

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Old Debentures may be withdrawn at any time prior to the Expiration Date in accordance with the terms of this Letter of Transmittal. Except as stated in the Prospectus, this tender is irrevocable.

     Certificates for all Exchange Debentures delivered in exchange for tendered Old Debentures and any Old Debentures delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

     The undersigned, by completing the box entitled "Description of Old Debentures Tendered Herewith" above and signing this letter, will be deemed to have tendered the Old Debentures as set forth in such box.

                          TENDERING HOLDER(S) SIGN HERE
       (Complete accompanying substitute Form W-9 or applicable Form W-8)

     MUST BE SIGNED BY REGISTERED HOLDER(S) EXACTLY AS NAME(S) APPEAR(S) ON CERTIFICATE(S) FOR OLD DEBENTURES HEREBY TENDERED OR IN WHOSE NAME OLD DEBENTURES ARE REGISTERED ON THE BOOKS OF DTC OR ONE OF ITS PARTICIPANTS, OR BY ANY PERSON(S) AUTHORIZED TO BECOME THE REGISTERED HOLDER(S) BY ENDORSEMENTS AND DOCUMENTS TRANSMITTED HEREWITH. IF SIGNATURE IS BY A TRUSTEE, EXECUTOR, ADMINISTRATOR, GUARDIAN, ATTORNEY-IN-FACT, OFFICER OF A CORPORATION OR OTHER PERSON ACTING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY, PLEASE SET FORTH THE FULL TITLE OF SUCH PERSON. SEE INSTRUCTION 3.


--------------------------------------------------------------------------------
                           (Signature(s) of Holder(s))

Date
     ---------------------------------------------------------------------------

Name (s)
         -----------------------------------------------------------------------
                                 (Please Print)

Capacity (full title)
                      ----------------------------------------------------------

Address
        ------------------------------------------------------------------------
                              (Including Zip Code)

Daytime Area Code and Telephone No.
                                    --------------------------------------------

Taxpayer Identification No. [if applicable]
                                            ------------------------------------

                            GUARANTEE OF SIGNATURE(S)

                       (IF REQUIRED -- SEE INSTRUCTION 3)


Authorized Signature
                     -----------------------------------------------------------

Dated
      --------------------------------------------------------------------------

Name
     ---------------------------------------------------------------------------

Title
      --------------------------------------------------------------------------

Name of Firm
             -------------------------------------------------------------------

Address of Firm
                ----------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.
                            ----------------------------------------------------

                          SPECIAL ISSUANCE INSTRUCTIONS
                           (See Instructions 3 and 4)

     To be completed ONLY if Exchange Debentures or Old Debentures not tendered are to be issued in the name of someone other than the registered holder of the Old Debentures whose name(s) appear(s) above.

Issue: [ ] Old Debentures not tendered to:
       [ ] Exchange Debentures to:

Name (s)
         -----------------------------------------------------------------------
                                 (Please Print)

Address
         -----------------------------------------------------------------------
                               (Include Zip Code)

Daytime Area Code and Telephone No.
                                    --------------------------------------------

Tax Identification No. [if applicable]
                                       -----------------------------------------

                          SPECIAL DELIVERY INSTRUCTIONS
                           (See Instructions 3 and 4)

     To be completed ONLY if Exchange Debentures or Old Debentures not tendered are to be delivered to someone other than the registered holder of the Old Debentures whose name(s) appear(s) above, or such registered holder(s) at an address other than that shown above.

Mail: [ ] Old Debentures not tendered to:
      [ ] Exchange Debentures to:

Name (s)
         -----------------------------------------------------------------------
                                 (Please Print)

Address
        ------------------------------------------------------------------------
                               (Include Zip Code)

Area Code and Telephone No.
                            ----------------------------------------------------

                                  INSTRUCTIONS

         Forming Part of the Terms and Conditions of the Exchange Offer

1. Delivery of this Letter of Transmittal and Certificates; Guaranteed Delivery Procedures.

     A holder of Old Debentures may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile hereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Old Debentures being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below.

     Holders of Old Debentures may tender Old Debentures by book-entry transfer by crediting the Old Debentures to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer. DTC participants that are accepting the Exchange Offer should transmit their acceptance to DTC, which will edit and verify the acceptance and execute a book-entry delivery to the Exchange Agent's account at DTC. DTC will then send a computer-generated message (an "Agent's Message") to the Exchange Agent for its acceptance in which the holder of the Old Debentures acknowledges and agrees to be bound by the terms of, and makes the representations and warranties contained in, this Letter of Transmittal and the DTC participant confirms on behalf of itself and the beneficial owners of such Old Debentures all provisions of this Letter of Transmittal (including any representations and warranties) applicable to it and such beneficial owner as fully as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

     Delivery of the Agent's Message by DTC will satisfy the terms of the Exchange Offer as to execution and delivery of a Letter of Transmittal by the participant identified in the Agent's Message. DTC participants may also accept the Exchange Offer by submitting a Notice of Guaranteed Delivery through ATOP.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD DEBENTURES AND ANY OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE HOLDER, AND EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. RATHER THAN MAIL THESE ITEMS, WE RECOMMEND THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, HOLDERS SHOULD ALLOW SUFFICIENT TIME TO ASSURE DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTERS OF TRANSMITTAL OR OLD DEBENTURES SHOULD BE SENT TO THE COMPANY.

     Holders whose Old Debentures are not immediately available or who cannot deliver their Old Debentures and all other required documents to the Exchange Agent prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Old Debentures pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure: (i) such tender must be made by or through an Eligible Guarantor Institution (as defined below); (ii) prior to the Expiration Date, the Exchange Agent must have received from such Eligible Guarantor Institution either a properly completed and duly executed Notice of Guaranteed Delivery, by facsimile transmission, mail or hand delivery, or a properly transmitted agent's message relating to guaranteed delivery, setting forth the name and address of the tendering holder, the names in which such Old Debentures are registered, and, if applicable, the certificate numbers of the Old Debentures to be tendered; and (iii) all tendered Old Debentures (or a confirmation of any book-entry transfer of such Old Debentures into the Exchange Agent's account at a book-entry transfer facility) as well as this Letter of Transmittal and all other documents required by this Letter of Transmittal or an agent's message, must be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date, as defined in and as provided in the Prospectus.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Old Debentures for exchange.

2.   Partial Tenders; Withdrawals.

     If less than the entire principal amount of Old Debentures evidenced by a submitted certificate is tendered, the tendering holder must fill in the aggregate principal amount of Old Debentures tendered in the box entitled "Description of Old Debentures Tendered Herewith." A newly issued certificate for the Old Debentures submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Old Debentures delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

     If not yet accepted, holders of Old Debentures may withdraw their tenders not later than the close of business on the last exchange date.

     For a withdrawal to be effective, the Exchange Agent must receive a written notice of withdrawal, which notice may be by facsimile transmission or letter of withdrawal at the address for the Exchange Agent set forth above or the Company and Holders must comply with the appropriate procedures of DTC's Automated Tender Offer Program system. Any notice of withdrawal must: (i) specify the name of the person who tendered the Old Debentures to be withdrawn; (ii) identify the Old Debentures to be withdrawn, including the principal amount of the Old Debentures; (iii) where certificates for Old Debentures have been transmitted, specify the name in which the Old Debentures were registered, if different from that of the withdrawing holder; and (iv) contain a statement that the holder is withdrawing its election to have the Old Debentures exchanged. If certificates for Old Debentures have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of the certificates, the withdrawing holder must also submit: (i) the serial numbers of the particular certificates to be withdrawn; and (ii) a signed notice of withdrawal with signatures guaranteed by an Eligible Guarantor Institution (as defined below) unless the holder is an eligible guarantor institution. If Old Debentures have been tendered pursuant to the procedure for book-entry, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Old Debentures and otherwise comply with DTC procedures. All questions as to the validity, form and eligibility, including time of receipt, of the notices, will be determined by the Company, and such determination will be final and binding on all parties.

     Any Old Debentures so withdrawn will be deemed not to have been validly tendered for exchange for purposes of the Exchange Offer. Any Old Debentures which have been tendered for exchange but which are not exchanged for any reason will be returned to the holder thereof without cost to such holder (or, in the case of Old Debentures tendered by book-entry transfer into the Exchange Agent's account at the book entry transfer facility pursuant to the book-entry transfer procedures described above, such Old Debentures will be credited to an account with such book-entry transfer facility specified by the holder) as soon as practicable after withdrawal, rejection of tender or termination of the Exchange Offer. Properly withdrawn Old Debentures may be re-tendered by following one of the procedures described under the caption "The Exchange Offer and the Rescission Offer - Procedures for Tendering in the Exchange Offer" in the Prospectus at any time prior to the Expiration Date.

3. Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantees of Signatures.

     If this Letter of Transmittal is signed by the registered holder(s) of the Old Debentures tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Old Debentures tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If a number of Old Debentures registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Old Debentures.

     When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include any entity whose name appears on a security listing as the owner of the Old Debentures) of Old Debentures listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Old Debentures listed, such Old Debentures must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Old Debentures.

     If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

     Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Guarantor Institution.

     Signatures on this Letter of Transmittal must be guaranteed by an Eligible Guarantor Institution, unless Old Debentures are tendered: (i) by a holder who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Transmittal; or (ii) for the account of an Eligible Guarantor Institution. In the event that the signatures in this Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantees must be by an Eligible Guarantor Institution which is a member of a firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or another "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (an "Eligible Guarantor Institution"). If Old Debentures are registered in the name of a person other than the signer of this Letter of Transmittal, the Old Debentures surrendered for exchange must be endorsed by, or be accompanied by a properly completed bond power, in satisfactory form as determined by the Company, in its sole discretion, duly executed by the registered holder with the signature thereon guaranteed by an Eligible Guarantor Institution.

4.   Special Issuance and Delivery Instructions.

     Tendering holders should indicate, as applicable, the name and address to which the Exchange Debentures or certificates for Old Debentures not exchanged are to be issued or sent, if different from the name and address of the person signing this Letter of Transmittal. In the case of issuance in a different name, if applicable, the tax identification number of the person named must also be indicated.

     Holders tendering Old Debentures by book-entry transfer may request that Old Debentures not exchanged be credited to such account maintained at the book-entry transfer facility as such holder may designate.

5.   Transfer Taxes.

     Except as set forth in this Instruction 5, the Company will pay or cause to be paid any transfer taxes with respect to the transfer of Old Debentures to it, or to its order, pursuant to the Exchange Offer. If Exchange Debentures are to be issued or delivered to, or if Old Debentures not tendered or exchanged are to be registered in the name of, any persons other than the registered owners, or if tendered Old Debentures are registered in the name of any persons other than the persons signing this Letter of Transmittal, the amount of transfer taxes (whether imposed on the registered holder or such other person) payable on account of the transfer to such other person will be billed to the holder unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

6.   Waiver of Conditions.

     The Company reserves the absolute right to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

7.   Mutilated, Lost, Stolen or Destroyed Securities.

     Any holder whose Old Debentures have been mutilated, lost, stolen or destroyed, should contact the Exchange Agent at the address indicated below for further instructions.

8.   Substitute Form W-9 or Form W-8.

     Each holder of Old Debentures (other than foreign holders) whose Old Debentures are accepted for exchange (or other recipient of any Exchange Debentures) is required to provide the Exchange Agent with a correct taxpayer identification number ("TIN") (generally the holder's Social Security or federal employer identification number) and certain other information, on Substitute Form W-9, which is provided under "Important Tax Information" below, and to certify that the holder (or other person) is not subject to backup withholding. Failure to provide the information on the Substitute Form W-9 may subject the holder (or other person) to a $50 penalty imposed by the Internal Revenue Service and 28% backup withholding tax on payments made in connection with the Old Debentures or Exchange Debentures. The box in Part 3 of the Substitute Form W-9 may be checked if the holder (or other person) has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and a TIN is not provided by the time any payment is made in connection with the Old Debentures, 28% of all such payments will be withheld until a TIN is provided and, if a TIN is not provided within 60 days, such withheld amounts will be paid over to the Internal Revenue Service. A foreign holder of Old Debentures whose Old Debentures are accepted for exchange (or other recipient of any Exchange Debentures) is required to provide the Exchange Agent with a properly completed Internal Revenue Service Form W-8BEN or other appropriate Form W-8.

9.   Requests for Assistance or Additional Copies.

     Questions relating to the Exchange Offer, the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the address and telephone number set forth above.

10.  Irregularities

     All questions as to the validity, form, eligibility (including time of receipt), and acceptance of Letters of Transmittal or Old Debentures will be resolved by the Company, whose determination will be final and binding. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Old Debentures covered by any Letter of Transmittal or tendered pursuant to such Letter of Transmittal. Neither the Company, the Exchange Agent nor any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding.

     IMPORTANT: This Letter of Transmittal or a facsimile or copy thereof (together with certificates of Old Debentures or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent prior to the Expiration Date.

                            IMPORTANT TAX INFORMATION

1.   U.S. holders

     Under federal income tax law, a U.S. holder whose tendered Old Debentures are accepted for exchange is required to provide the Exchange Agent with the holder's current TIN on Substitute Form W-9 below, or, alternatively, to establish another basis for an exemption from backup withholding. If the U.S. holder is an individual, the TIN is his or her Social Security number. If the Exchange Agent is not provided with the correct TIN, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, any payment made to the holder or other payee with respect to Old Debentures exchanged pursuant to the Exchange Offer may be subject to a 28% back-up withholding tax.

     Certain U.S. holders of Old Debentures (including, among others, all corporations) are not subject to these backup withholding and reporting requirements. However, exempt holders of Old Debentures should indicate their exempt status on Substitute Form W-9. For example, a corporation should complete the Substitute Form W-9, providing its TIN and indicating that it is exempt from backup withholding. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for more instructions.

     If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Old Debentures or Exchange Debentures or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

2.   Non-U.S. holders

     Under federal income tax law, a non-U.S. holder that (i) is not a bank for U.S. federal income tax purposes, whose receipt of interest on the Exchange Debenture would be described in Section 881(c)(3)(A) of the Internal Revenue Code of 1986, as amended and (ii) certifies on Form W-8BEN (or other permissible form) under penalties of perjury that it is a non-U.S. holder and provides its name and address will generally not be subject to withholding or backup withholding.

     If withholding applies, the Paying Agent is required to withhold 30% of any payments made to the non-U.S. holder of Old Debentures or Exchange Debentures. If backup withholding applies, the Paying Agent is required to withhold 28% of any payments made to the holder of Old Debentures or Exchange Debentures or other payee. Backup withholding is not an additional tax. Rather, the U.S. federal income tax liability or persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

                        PAYER'S NAME: Cincinnati Financial Corporation

SUBSTITUTE               Part 1-PLEASE PROVIDE YOUR    --------------------------------------
                         TIN IN THE BOX AT RIGHT AND                    Name
                         CERTIFY BY SIGNING AND
                         DATING BELOW.                 --------------------------------------
                                                              Social Security Number or
FORM W-9 Department of
the Treasury Internal                                  --------------------------------------
Revenue Service                                            Employer Identification Number

Payer's Request for                                           Part 3-Awaiting TIN [ ]
Taxpayer
Identification Number    Part 2-Certification-Under the penalties of perjury, I certify that:
(TIN)

                         (1) The number shown on this form is my correct Taxpayer
                             Identification Number (or I am waiting for a number to be issued to me), and

                         (2) I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the
                             Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

                         (3) I am a U.S. person (including a U.S. resident alien).

                         CERTIFICATE INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

                         The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.


                         SIGNATURE
                                   ----------------------------------------------------------

                         DATE
                              ---------------------------------------------------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY
      PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR
      CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL
      DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF THE
SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.


SIGNATURE
          ----------------------------------------------------------------------

DATE
     ---------------------------------------------------------------------------

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer. Social security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employee identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All "Section" references are to the Internal Revenue Code of 1986, as amended. "IRS" is the Internal Revenue Service.

For this type of account:                    Give the SOCIAL SECURITY number of:
-------------------------                    -----------------------------------
1. Individual                                The individual

2. Two or more individuals (joint account)   The actual owner of the account or,
                                             if combined fund, the first
                                             individual on the account.(1)

3. Custodian account of a minor (Uniform
Gift to Minors Act)                          The minor(2)

4.a. The usual revocable savings trust
account (grantor is also trustee)            The grantor-trustee(l)

b. So-called not a legal or valid trust      The actual owner trust that is
under state law

5. Sole proprietorship                       The owner(3)

6. Sole proprietorship                       The owner(3)

7. A valid trust, estate or pension trust    The legal entity(4)

8. Corporate                                 The corporation

9. Association, club, religious,
charitable, educational or other
tax-exempt organization account              The organization

11. A broker or registered nominee           The broker or nominee

12. Account with the Department of
Agriculture in the name of a public entity
(such as a state or local government,
school district or prison) that receives
agricultural program payments                The public entity

(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person's number must be furnished.

(2)  Circle the minor's name and furnish the minor's social security number.

(3) You must show your individual name, but you may also enter your business or "doing business as" name. You may use either your social security number or your employer identification number (if you have one).

(4) List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

Obtaining a Number

If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5, Application for a Social Security Card, at the local Social Administration office, or Form SS-4, Application for Employer Identification Number, by calling 1 (800) TAX-FORM, and apply for a number.

Payees Exempt from Backup Withholding

Payees specifically exempted from withholding include:

- An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7), if the account satisfies the requirements of Section 401(f)(2).

- The United States or a state thereof, the District of Columbia, a possession of the United States, or a political subdivision or wholly-owned agency or instrumentality of any one or more of the foregoing.

-    An international organization or any agency or instrumentality thereof.

- A foreign government and any political subdivision, agency or instrumentality thereof.

Payees that may be exempt from backup withholding include:

-    A corporation.

-    A financial institution.

- A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

-    A real estate investment trust.

-    A common trust fund operated by a bank under Section 584(a).

- An entity registered at all times during the tax year under the Investment Company Act of 1940.

-    A middleman known in the investment community as a nominee or custodian.

- A futures commission merchant registered with the Commodity Futures Trading Commission.

-    A foreign central bank of issue.

Payments of dividends and patronage dividends generally exempt from backup withholding include:

-    Payments to nonresident aliens subject to withholding under Section 1441.

- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident alien partner.

-    Payments of patronage dividends not paid in money.

-    Payments made by certain foreign organizations.

-    Section 404(k) payments made by an ESOP.

Payments of interest generally exempt from backup withholding include:

- Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and you have not provided your correct taxpayer identification number to the payer.

- Payments of tax-exempt interest (including exempt-interest dividends under Section 852).

-    Payments described in Section 6049(b)(5) to nonresident aliens.

-    Payments on tax-free covenant bonds under Section 1451.

-    Payments made by certain foreign organizations.

-    Mortgage interest paid to you.

Certain payments, other than payments of interest, dividends, and patronage dividends, that are exempt from information reporting are also exempt from backup withholding. For details, see the regulations under sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N.

Exempt payees described above must file Form W-9 or a substitute Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" IN PART 2 OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER.

Privacy Act Notice. Section 6109 requires you to provide your correct taxpayer identification number to payers, who must report the payments to the IRS. The IRS uses the number for identification purposes and may also provide this information to various government agencies for tax enforcement or litigation purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to payer. Certain penalties may also apply.

Penalties

(1) Failure to Furnish Taxpayer Identification Number. If you fail to furnish your taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information With Respect to Withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.